UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 28, 2013, Reverse Mortgage Solutions, Inc. (“RMS”), a wholly owned indirect subsidiary of Walter Investment Management Corp. (the “Company”), entered into (i) an Amended and Restated Master Repurchase Agreement between The Royal Bank of Scotland plc (“RBS”) and RMS (the “A&R Warehouse Agreement”) and (ii) a Pricing Side Letter between RBS and RMS (the “Pricing Letter”, and, together with the A&R Warehouse Agreement, the “A&R Warehouse Documents”).

The A&R Warehouse Agreement amends and restates in its entirety that certain Master Repurchase Agreement, dated as of February 27, 2013, between RBS and RMS (the “Original Warehouse Agreement”).

The Pricing Letter supersedes in its entirety that certain Pricing Side Letter dated as of February 27, 2013, between RBS and RMS (the “Original Pricing Letter”).

RBS and RMS entered into the A&R Warehouse Agreement in order to accommodate certain changes and modifications to the Original Warehouse Agreement, including certain changes to the types of assets to be purchased and sold under the A&R Warehouse Agreement. The A&R Warehouse Agreement also changes the dates on which certain financial covenants are calculated.

The A&R Warehouse Agreement includes provisions permitting RMS to sell to RBS: (i) participation certificates evidencing a 100% undivided beneficial ownership interest in certain reverse mortgage loans sold by RMS to RBS under the A&R Warehouse Agreement, and (ii) fully-modified pass-through mortgage-backed securities that are (A) issued by RMS and fully guaranteed by Ginnie Mae, (B) evidenced by a book-entry account in a depository institution having book-entry accounts at the applicable depository and (C) backed by a pool of reverse mortgage loans, in substantially the principal amount and with substantially the other terms as specified with respect to the applicable security in the related takeout commitment.

The A&R Warehouse Agreement also changes the timing of when certain of the financial covenants are in effect.

Similar to the Original Warehouse Agreement, the A&R Warehouse Agreement is structured as a master repurchase agreement, and provides for a maximum aggregate purchase price of $100,000,000 (the “RMS Warehouse Facility”). The RMS Warehouse Facility is provided by RBS on an uncommitted basis and matures on February 26, 2014. The RMS Warehouse Facility will be used to support RMS’s funding obligations in connection with its reverse mortgage loan origination business.

Also similar to the Original Warehouse Agreement and the Original Pricing Letter, the A&R Warehouse Documents contain affirmative and negative covenants and representations and warranties customary for financings of this type and requires RMS to comply with certain financial covenants relating to liquidity, adjusted tangible net worth and leverage.

The Pricing Letter contains economic terms relating to the RMS Warehouse Facility (the “RMS PSL Terms”) that the Company and RBS believe are proprietary to their business relationship and that, if disclosed, could adversely affect the Company’s and/or RBS’s competitive position within the repurchase facility marketplace. As a result of the proprietary nature of the RMS PSL Terms, the Company has made a request to the Securities and Exchange Commission to treat the RMS PSL Terms as confidential information. As a result of such request, the Company is filing a redacted version of the Pricing Letter as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing description of the A&R Warehouse Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Warehouse Agreement and a redacted version of the Pricing :Letter, which are filed as Exhibits 99.1 – 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Also on March 28, 2013, Green Tree Servicing LLC (“Green Tree”), a wholly owned indirect subsidiary of the Company, entered into (i) Amendment Number One to the Master Repurchase Agreement between RBS and Green Tree (the “Repurchase Agreement Amendment”) and (ii) Amendment No. 1 to the Pricing Side Letter between RBS and Green Tree (the “PSL Amendment”, and together with the Repurchase Agreement Amendment, the “Amendments”).

The Amendments amend and restate certain definitions and provisions contained in the Master Repurchase Agreement, dated as of February 1, 2013, between RBS and Green Tree (the “Green Tree MRA”) and in the Pricing Side Letter, dated as of February 1, 2013, between RBS and Green Tree (the “Green Tree PSL”), each entered into in connection with a warehouse facility (the “Green Tree Warehouse Facility”)

The Repurchase Agreement Amendment (i) amends and restates the definition of the “Seasoned 61-90 Loan” contained within the Green Tree MRA and (ii) changes the timing of when certain of the financial covenants set forth with the Green Tree MRA are in effect.

The PSL Amendment (i) amends and restates the definition of “Non-Utilization Fees”, (ii) amends the definition of “Eligible Loan Criteria” and (iii) replaces Exhibit B to Green Tree PSL with a new Exhibit B that contains an amendment and restatement of permitted sublimits with respect to the types of loans eligible for sale under the Green Tree Warehouse Facility.

The PSL Amendment contains economic terms relating to the Green Tree Warehouse Facility (the “Green Tree PSL Terms”) that the Company and RBS believe are proprietary to their business relationship and that, if disclosed, could adversely affect the Company’s and/or RBS’s competitive position within the repurchase facility marketplace. As a result of the proprietary nature of the Green Tree PSL Terms, the Company has made a request to the Securities and Exchange Commission to treat the Green Tree PSL Terms as confidential information. As a result of such request, the Company is filing a redacted version of the Pricing Letter as Exhibit 99.4 to this Current Report on Form 8-K.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement Amendment and a redacted version of the PSL Amendment, which are filed as Exhibits 99.3 – 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the A&R Warehouse Agreement, the Pricing Letter, the Repurchase Agreement Amendment and the PSL Amendment in Item 1.01 of this Current Report on Form 8-K, including the exhibits incorporated therein, are incorporated in their entirety into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended and Restated Master Repurchase Agreement dated as of March 28, 2013 between the Royal Bank of Scotland Plc, as Buyer and Reverse Mortgage Solutions, Inc., as Seller.

99.2*	Pricing Side Letter dated as of March 28, 2013 between the Royal Bank of Scotland Plc, as Buyer and Reverse Mortgage Solutions, Inc., as Seller.

99.3	Amendment Number One to the Master Repurchase Agreement, dated as of March 28, 2013, between the Royal Bank of Scotland PLC and Green Tree Servicing LLC.

99.4*	Amendment Number One to the Pricing Side Letter, dated as of March 28, 2013, between the Royal Bank of Scotland PLC and Green Tree Servicing LLC.

*	Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: April 2, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary